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No. Series CS-1                                                    EXHIBIT 10.14

35,000 Shares



                          COMMON STOCK PURCHASE WARRANT

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS, THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS AND UPON OBTAINING AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION MAY BE MADE WITHOUT REGISTRATION OF THE SECURITIES UNDER SUCH ACT AND SUCH LAWS, OR, WITH RESPECT TO FEDERAL SECURITIES LAWS ONLY, UNLESS SOLD PURSUANT TO RULE 144.


                                 COMBICHEM, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA



        THIS CERTIFIES THAT, for value received, LJL BioSystems, Inc., a Delaware corporation ("Holder"), is entitled to purchase, on the terms hereof, Thirty-Five Thousand (35,000) fully paid and nonassessable shares of Common Stock, no par value (the "Common Stock") of CombiChem, Inc., a California corporation (the "Company").

      1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Shares") may be purchased, are as follows:

            1.1 Term. This Warrant may be exercised in whole or in part at any time at or prior to 5:00 p.m. Pacific time on June 15, 2000, after which time this Warrant shall terminate and shall be void and of no further force or effect.

            1.2 Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant (the "Exercise Price") shall be $0.075, subject to adjustment as provided herein.


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            1.3   Method of Exercise. The exercise of the purchase rights
evidenced by this Warrant shall be effected by (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (ii) the delivery of the Exercise Price by check or bank draft payable to the Company's order for the number of shares for which the purchase rights hereunder are being exercised or by wire transfer of the Exercise Price to the Company's designated bank account.

            1.4 Issuance of Shares. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Holder as soon as practicable.

      2.    Certain Adjustments.

            2.1 Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of shares of Common Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation or any sale of all or substantially all of the Company's assets to another entity in which holders of shares of the Company's Common Stock will receive in exchange therefor other securities or assets, then, as a condition to the closing of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price, in lieu of the Warrant Shares issuable upon exercise of the Warrant, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale to which Holder would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares that may be purchased upon exercise of the Warrant) shall be applicable after that event, as near as reasonably may be practicable, in relation to any shares of stock or other securities or property deliverable after that event upon exercise of this Warrant. The Company shall not effect any such reorganization, merger, consolidation or sale unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such reorganization, merger or consolidation or the entity purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to Holder such shares of stock or other securities or property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

            2.2 Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or issue by reclassification of its Common Stock any other shares representing common equity of the Company or pay a dividend on its Common


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Stock in shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Equivalents, then, as of such record date (or the date of such distribution, split, subdivision or reclassification if no record date is fixed), the applicable Exercise Price shall be appropriately decreased and the number of Warrant Shares issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares of Common Stock.

            2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reclassification of the outstanding shares of Common Stock, then from and after the record date for such combination or reclassification the applicable Exercise Price shall be appropriately increased and the number of Warrant Shares issuable upon exercise of the Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares of Common Stock.

            2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 2.2, then, in each such case for the purpose of this subsection 2.4, upon exercise of this Warrant the Holder shall be entitled to a proportionate share of any such distribution as though such Holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

            2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder. The Company will, upon the written request at any time of the Holder, furnish or cause to be furnished to such Holder a certificate setting forth:

                  a.    Such adjustments and readjustments;

                  b.    The Exercise Price at the time in effect; and

                  c. The number of shares of Warrant Shares and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.


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            2.6   Notices of Record Date, etc. In the event of:

                  a. Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  b. Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

                  c. Any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the holder of this Warrant, at least twenty (20) days prior to the earlier of (y) the earliest date specified therein or (z) the record date established for purposes of determining holders of Common Stock entitled to participate therein, a notice specifying:

                  (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                  (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

      3. Representations, Warranties and Covenants of the Holder. Holder hereby represents, warrants and covenants that:

            3.1 Organization, Good Standing and Qualification. Holder is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

            3.2 Authorization. All corporate action on the part of Holder, its officers and directors necessary for the authorization, execution and delivery of this Warrant and the performance of all obligations of Holder hereunder has been taken, and this Warrant constitutes a valid and legally binding obligation of Holder enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally,
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.


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            3.3   Purchase Entirely for Own Account. This Warrant is delivered to Holder in reliance upon Holder's representation to the Company, which by Holder's execution of this Warrant Holder hereby confirms, that this Warrant and the Warrant Shares (collectively, the "Securities") are being acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Holder represents that it has full power and authority to enter into this Warrant.

            3.4 Investment Experience. Holder acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Holder also represents it has not been organized for the purpose of acquiring the Securities.

            3.5 Accredited Holder. Holder is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968, as amended, each as presently in effect.

            3.6 Legends. It is understood that the certificates evidencing the Securities, including the Warrant Shares, may bear the following legend:

            "These securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. In the absence of an effective registration statement under such act and such laws, these securities may not be offered, sold, transferred or otherwise disposed of, except pursuant to an applicable exemption from the registration requirements of said act and such laws and upon obtaining an opinion of counsel (which may be counsel for the company), satisfactory to the company, that such disposition may be made without registration of the securities under such act and such laws, or, with respect to federal securities laws only, unless sold pursuant to Rule 144."

      4. California Commissioner of Corporations and Compliance with Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      5. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall


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make a cash payment equal to the then Fair Market Value of such fractional share as determined in good faith by the Company's Board of Directors.

      6. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise in full of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the Holder, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      7. Privileges of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a shareholder of the Company.

      8. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the Holder to purchase the Warrant Shares, no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      9.    Transfers and Exchanges.

            9.1 Transfer. The Warrant or any interest in it may be transferred or assigned upon written notice to the Company by the Holder, subject to compliance with applicable federal and state securities laws. Any permitted transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a permitted partial transfer, the Company shall issue to the several holders one or more appropriate new warrants.

            9.2 Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue an appropriate new warrant to the Holder.

            9.3 New Warrants. All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares.

      10. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns.

      11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation


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of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to payment of the Exercise Price, on the next succeeding day not a legal holiday.

      13. Amendments and Waivers; Cancellation. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

Dated:  June 15, 1995                  COMBICHEM, INC.



                                       By: /s/ Robert A. Curtis
                                           -------------------------------------

                                       Title: President and CEO
                                              ----------------------------------


        The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 3 of this Warrant.


                                       LJL BIOSYSTEMS, INC.



                                       By: /s/ illegible
                                           -------------------------------------

                                       Title: President and CEO
                                              ----------------------------------


                [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]


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                                  PURCHASE FORM



(To be executed by the Warrant Holder if it desires to exercise the Warrant in whole or in part)

To:  COMBICHEM, INC.

      The undersigned, whose Social Security or other identifying number is ____________________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ___________________________ shares of securities provided for therein and tenders payment herewith to the order of

                                 COMBICHEM, INC.
                                in the amount of

                          $...........................

The undersigned requests that certificates for such shares be issued as follows:

Name: .................................
Address: ..............................
Deliver to: ...........................
Address: ..............................

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below Address: ..............................



Dated: __________________, 19__


                                      Signature................................
                                      (Signature must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever)


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